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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2000

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-25434                              04-3040660
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        (Commission File Number)        (I.R.S. Employer Identification No.)

   15 Elizabeth Drive, Chelmsford, Massachusetts             01824
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      (Address of Principal Executive Offices)             (Zip Code)

                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

         On February 16, 2001, Brooks Automation, Inc. ("Brooks") acquired all of the issued and outstanding capital stock of SEMY Engineering, Inc. ("SEMY") from Semitool, Inc. ("Semitool") in exchange for $36 million in cash, subject to adjustment, and 73,243 shares of Brooks' common stock (the "Brooks Shares"). SEMY, headquartered in Arizona, is a provider of advanced process and equipment control systems for the semiconductor industry.

         The Brooks Shares were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). However, in connection with the acquisition and in order to register the Brooks Shares on behalf of Semitool, Brooks agreed to use its best efforts to file a registration statement on Form S-3 within 15 days after the acquisition, but in no event more than 30 calendar days after the acquisition, and to use commercially reasonable efforts to cause the registration statement to become effective.

         The terms of the acquisition of SEMY are more fully described in the Stock Purchase Agreement, dated February 16, 2001, by and among Brooks, SEMY and Semitool, filed as an exhibit to this Form 8-K Report.

         Also in connection with the acquisition, SEMY and Semitool entered into an original equipment manufacturer agreement. The original term of this agreement is for three years, during which time the parties agreed that SEMY will sell certain products listed in the OEM Agreement to Semitool and Semitool may act as an original equipment manufacturer and resell the products to end-users. Additionally, until December 31, 2002, SEMY agreed to adjust the terms and conditions of the agreement, including but not limited to price, to the extent necessary to ensure that the terms and conditions applicable to Semitool in the purchase of the products are at least as favorable as the terms and conditions SEMY offers any of its other customers with respect to those products.

         The terms of the transaction and the consideration received by the parties were a result of arm's length negotiations between representatives of Brooks, Semitool and SEMY. Prior to the completion of the transaction, there had been no material relationship between Brooks and Semitool or SEMY.


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ITEM 7.  EXHIBITS


ITEM NO.        DESCRIPTION
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2.1             Stock Purchase Agreement dated February 16, 2001, by and among the Registrant, Semitool, Inc. and SEMY Engineering, Inc.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2001                  BROOKS AUTOMATION, INC.

                                       By: /s/ Ellen B. Richstone
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                                       Ellen B. Richstone
                                       Senior Vice President of
                                       Finance and Administration
                                       and Chief Financial Officer